Exhibit 10.6

PROMISSORY NOTE

$ 400,000.00	September 29, 2005
Columbia, South Carolina

             RECITALS:

A.           The undersigned Charles W. Jones, Jr., a resident of South Carolina  (“Maker”), is president and CEO of CMARK International,. Inc.  and a party to two (2) separate contracts with Kellogg Brown & Root, dba KBR (“Service Contracts”), whereby Maker is obligated to provide food services to persons who are providing and will provide disaster relief assistance in the region of the Gulf Coast of the United States of America following the effects of Hurricane Katrina.

B.           In order to perform its obligations under the Service Contracts, Maker needs to refinance the debt of the Corporation.

C.           Robert (Bob) Lanford  (“Holder”) is willing to refinance his existing receivable  to Maker in accordance with the terms and provisions of this Promissory Note (“Note”).

            NOW, THEREFORE, for good and valuable consideration, and in exchange for a separate consulting agreement dated September 29, 2005, the receipt and sufficiency of which are hereby acknowledged by Maker, Maker agrees:

1.           FOR VALUE RECEIVED, Maker, whose address is 9570 Two Notch Road, Suite 4, Columbia, South Carolina 29233, Promises to pay to Holder, whose address is 4001 East Clarement Street, Paradise  Valley, Arizona 85253, the principal sum of  FOUR HUNDRED  THOUSAND DOLLARS (400,000.00) on or before December 31, 2006 unless an extension is negotiated, together with interest thereon at the rate of 6% per annum, for the date hereof until paid as follows:.  Consecutive monthly payments of interest only beginning on November 1, 2005 and continuing on the same calendar day thereafter for 13 months with one final payment of all remaining principal and accrued interest due on December 31, 2006.

a.	In addition to the monthly interest payments “Holder will also receive a monthly consulting fee of $ 4,000.00 per month for the entire time period of this Note.

b.
As further consideration for this loan, Holder may, at his option, convert the indebtedness into shares of common stock of CMARK International, Inc. at a price of $1.00 per common share currently held by the Maker.

2.           In the event of a default by Maker in the payment of the Loan Amount, the Loan Fee and other charges, if any, at the option of the Holder, the entire indebtedness evidenced by this Note shall become due, payable and collectible, then or thereafter as and when Holder may elect, regardless of the Maturity Date, without any grace period or requirement of notice from Holder before Holder may elect to accelerate the entire indebtedness.

3.           This note is secured by 1,600,000 shares of CMARK International, Inc. Common stock as described in a separate  security agreement dated September 29, 2005.

4.           Any and every payment of principal, interest or nay other sums shall be made in the lawful money of the United States that is legal tender for payment of all debts and dues, public and private, at the time of payment, and shall be credited first to the Loan Amount, second to the Loan fee and third to other charges, if any, then due and payable.

5.           Maker waives offset, recoupment, demand, presentment for payment, protest, notice of protest, notice of dishonor and diligence in the collection of this Note.

6.           This writing is intended by the parties as a final expression of this Note and also is intended as a complete and exclusive statement of the terms of this Note. No course of prior dealing between parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify any term hereof, not are there conditions to the full effectiveness of this Note. This Note cannot be changed, amended, or modified orally.

7.           Maker shall have the right to prepay this note at any time. Maker and Holder both have the  right to assign their interest(s) in and \or the note at their discretion.

8.    In the event Holder shall upon notice or reasonable suspicion of default consult with an attorney for collection, whether or not a lawsuit is filed, Maker agrees to pay, upon demand, all of Holder’s expenses in connection therewith, including attorney’s fees and cost.

9.           This Note shall be construed and enforced according to and governed by the laws of the State of South Carolina.

11.             The sole legal relationship between Maker and Holder shall be that a maker and a holder under a promissory note. Holder does not, in any way or for any purpose, become a partner of Maker in the conduct of his business, or otherwise, or a joint venture or a member of a joint enterprise with Maker.

12.             No payment by Maker or receipt by Holder of a lesser amount than the payments herein stipulated shall be deemed to be other than on account of the stipulated payments, nor shall any endorsement or statement on any check or any letter accompanying any check for payment hereunder be deemed as an accord an satisfaction, and Holder may accept such check or payment without prejudice to Holder’s rights to recover the balance of such payment or pursue any other remedy provided in this Note or at law or in equity.

13.             The maker and all other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any lack of diligence or delays in collection which may occur and expressly consent and agree to each and any extension or postponement of time of payment hereof from tine to time at or after maturity of other indulgence, and waive all notice thereof.

14.             Time is of the essence with respect to this Note and each and every term hereof.

MAKER:
Charles W. Jones, Jr.

By:	/s/ Charles W. Jones, Jr.

Its:	CEO

AGREED TO BY HOLDER:

/s/ Bob Lanford	September 29, 2005
Bob Lanford	Date

PROMISSORY NOTE

$ 625,000.00	September 29, 2005
Columbia, South Carolina

             RECITALS:

A.           The undersigned Charles W. Jones, Jr., a resident of South Carolina  (“Maker”), is president and CEO of CMARK International,. Inc.  and a party to two (2) separate contracts with Kellogg Brown & Root, dba KBR (“Service Contracts”), whereby Maker is obligated to provide food services to persons who are providing and will provide disaster relief assistance in the region of the Gulf Coast of the United States of America following the effects of Hurricane Katrina.

B.           In order to perform its obligations under the Service Contracts, Maker needs to refinance the debt of the Corporation.

C.           Tom Sneva  (“Holder”) is willing to refinance his existing receivable  to Maker in accordance with the terms and provisions of this Promissory Note (“Note”).

            NOW, THEREFORE, for good and valuable consideration, and in exchange for a separate consulting agreement dated September 29, 2005, the receipt and sufficiency of which are hereby acknowledged by Maker, Maker agrees:

1.           FOR VALUE RECEIVED, Maker, whose address is 9570 Two Notch Road, Suite 4, Columbia, South Carolina 29233, Promises to pay to Holder, whose address is 3301 East Valley Vista Lane,  Paradise  Valley, Arizona 85253, the principal sum of  SIX HUNDRED TWENTY FIVE THOUSAND DOLLARS (625,000.00) on or before December 31, 2006 unless an extension is negotiated, together with interest thereon at the rate of 6% per annum, for the date hereof until paid as follows:.  Consecutive monthly payments of interest only beginning on November 1, 2005 and continuing on the same calendar day thereafter for 13 months with one final payment of all remaining principal and accrued interest due on December 31, 2006.

a.	In addition to the monthly interest payments “Holder will also receive a monthly consulting fee of $ 6,250.00 per month for the entire time period of this Note.

b.
As further consideration for this loan, Holder may, at his option, convert the indebtedness into shares of common stock of CMARK International, Inc. at a price of $1.00 per common share currently held by the Maker.

2.           In the event of a default by Maker in the payment of the Loan Amount, the Loan Fee and other charges, if any, at the option of the Holder, the entire indebtedness evidenced by this Note shall become due, payable and collectible, then or thereafter as and when Holder may elect, regardless of the Maturity Date, without any grace period or requirement of notice from Holder before Holder may elect to accelerate the entire indebtedness.

3.           This note is secured by 2,400,000 shares of CMARK International, Inc. Common stock as described in a separate  security agreement dated September 29, 2005.

4.           Any and every payment of principal, interest or nay other sums shall be made in the lawful money of the United States that is legal tender for payment of all debts and dues, public and private, at the time of payment, and shall be credited first to the Loan Amount, second to the Loan fee and third to other charges, if any, then due and payable.

5.           Maker waives offset, recoupment, demand, presentment for payment, protest, notice of protest, notice of dishonor and diligence in the collection of this Note.

6.           This writing is intended by the parties as a final expression of this Note and also is intended as a complete and exclusive statement of the terms of this Note. No course of prior dealing between parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify any term hereof, not are there conditions to the full effectiveness of this Note. This Note cannot be changed, amended, or modified orally.

7.           Maker shall have the right to prepay this note at any time. Maker and Holder both have the  right to assign their interest(s) in and \or the note at their discretion.

8.           In the event Holder shall upon notice or reasonable suspicion of default consult with an attorney for collection, whether or not a lawsuit is filed, Maker agrees to pay, upon demand, all of Holder’s expenses in connection therewith, including attorney’s fees and cost.

9.           This Note shall be construed and enforced according to and governed by the laws of the State of South Carolina.

11.           The sole legal relationship between Maker and Holder shall be that a maker and a holder under a promissory note. Holder does not, in any way or for any purpose, become a partner of Maker in the conduct of his business, or otherwise, or a joint venture or a member of a joint enterprise with Maker.

12.           No payment by Maker or receipt by Holder of a lesser amount than the payments herein stipulated shall be deemed to be other than on account of the stipulated payments, nor shall any endorsement or statement on any check or any letter accompanying any check for payment hereunder be deemed as an accord an satisfaction, and Holder may accept such check or payment without prejudice to Holder’s rights to recover the balance of such payment or pursue any other remedy provided in this Note or at law or in equity.

13.           The maker and all other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any lack of diligence or delays in collection which may occur and expressly consent and agree to each and any extension or postponement of time of payment hereof from tine to time at or after maturity of other indulgence, and waive all notice thereof.

14.           Time is of the essence with respect to this Note and each and every term hereof.

MAKER:
Charles W. Jones, Jr.

By:	/s/ Charles W. Jones, Jr.

Its:	CEO

AGREED TO BY HOLDER:

/s/ Tom Sneva	September 29, 2005
Tom Sneva	Date